                                                                    EXHIBIT 25.3
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)   [_]

                          ___________________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                              The Bank of New York
                            10161 Centurion Parkway
                          Jacksonville, Florida  32256
                          Attn: Ms. Sharon L. Atkinson
                                 (904) 645-1991
           (Name, address and telephone number of agent for service)

                          ___________________________

                             AGL CAPITAL TRUST II
              (Exact name of obligor as specified in its charter)

Delaware                                                    Applied for
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

817 West Peachtree Street, N.W.
Atlanta, Georgia                                            30308
(Address of principal executive offices)                    (Zip code)

                          ___________________________

                       ____% Trust Preferred Securities
                      (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                    Name                                         Address
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     Superintendent of Banks of the State of New       2 Rector Street, New York, N.Y.
     York                                              10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                  33 Liberty Plaza, New York, N.Y.
                                                       10045

     Federal Deposit Insurance Corporation             Washington, D.C. 20429

     New York Clearing House Association               New York, New York 10005
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     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 2nd day of May, 2001.

                              THE BANK OF NEW YORK

                              By:  /s/ DEREK KETTEL
                                   --------------------------------------------
                                       DEREK KETTEL, Agent

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